Property and Equipment	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and Equipment	Property and Equipment
Property and equipment consisted of the following at December 31, 2021 and 2020 (dollars in thousands):

	December 31, 2021	December 31, 2020
Computer software	$1,253	$1,226
Computer equipment	9,063	7,965
Furniture and fixtures	1,181	1,152
Leasehold improvements	1,478	1,064

Total	12,975	11,407
Less: accumulated depreciation and amortization	(9,965)	(7,902)

Property and equipment, net	$3,010	$3,505

Depreciation and amortization expense for property and equipment for the years ended December 31, 2021, 2020 and 2019 totaled $2.1 million, $1.9 million and $1.6 million, respectively. Amortization of computer software charged to operations for the years ended December 31, 2021, 2020 and 2019 was $0.2 million, $0.2 million and $0.2 million, respectively, and is included in depreciation expense.